UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)      June 22, 2006
HEI, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota	55386

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code)       (952) 443-2500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Waiver and Amendment with Commerce Bank
Waiver and Amendment with Commerce Financial Group, Inc.
Waiver with Commerce Leasing Corp

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On June 21, 2006, HEI, Inc. (the “Company”) entered into a Waiver and Amendment dated effective May 27, 2006 (the “Commerce Bank Amendment”) to waive and amend certain provisions of its Term Loan Agreement dated October 14, 2003, as amended by the Waiver and Amendment dated as of November 30, 2004, the Waiver and Amendment dated as of December 29, 2004 and the Promissory Note dated October 14, 2003, with Commerce Bank, a Minnesota banking corporation (the “Commerce Bank Loan Agreement”). The Commerce Bank Amendment, among other things: (i) waived the Company’s compliance with the Debt Service Coverage Ratio covenant in the Commerce Bank Loan Agreement for the period up to the Company’s reporting period ending August 31, 2006 and (ii) amended the Commerce Bank Loan Agreement to re-establish the $100,000 Payment Reserve Account. A copy of the Commerce Bank Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
     Also on June 21, 2006, the Company entered into a Waiver and Amendment (the “Commercial Financial Group Amendment”) to waive and amend certain provisions of its Term Loan Agreement dated October 28, 2003, as amended by the Waiver and Amendment dated as of November 30, 2004, the Waiver and Amendment dated as of December 29, 2004 and the Promissory Note dated October 28, 2003, with Commerce Financial Group, Inc., a Minnesota corporation (the “Commerce Financial Group Loan Agreement”). The Commerce Financial Group Amendment, among other things: (i) waived the Company’s compliance with the Debt Service Coverage Ratio covenant in the Commerce Financial Group Loan Agreement for the period up to the Company’s reporting period ending August 31, 2006 and (ii) amended the Commerce Financial Group Loan Agreement to re-establish the $25,000 payment reserve account. A copy of the Commerce Financial Group Amendment is filed herewith as Exhibit 10.2 and is incorporated herein by reference.
     Also on June 21, 2006, the Company entered into a Waiver (the “Waiver”) to waive and amend certain provisions of its Master Equipment Lease No. 0512231 (the “Master Lease”) dated as of December 23, 2005 with Commerce Leasing Corporation (the “Lessor”), a division of Commerce Financial Group, Inc.; those lease commitments by the Lessor for the benefit of the Company dated as of December 5, 2005, December 8, 2005, February 23, 2006 and February 24, 2006 (collectively, the “Commitments”); and those supplements (the “Supplements”) to the Master Lease in favor of the Lessor (the Master Lease, Commitments and Supplements are collectively the “Lease”). The Waiver, among other things: (i) waived the Company’s compliance with the Debt Service Coverage Ratio covenant in the Lease for the period up to the Company’s reporting period ending August 31, 2006 and (ii) amended the Lease to increase by 2% the implied economic interest rate for each Supplement under the Master Lease and to adjust the monthly rental payments for the Supplements accordingly until the Company is in compliance with the covenants in the Lease. A copy of the Waiver is filed herewith as Exhibit 10.3 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibits are being furnished with this Current Report on Form 8-K and are hereby incorporated herein by reference:

Exhibit No.	Description of Exhibit

10.1	Waiver and Amendment dated as of May 27, 2006 by and between HEI, Inc., a Minnesota corporation, and Commerce Bank, a Minnesota banking corporation.

10.2	Waiver and Amendment dated as of May 27, 2006 by and between HEI, Inc., a Minnesota corporation, and Commerce Financial Group, Inc., a Minnesota corporation.

10.3	Waiver dated as of May 27, 2006 by and between HEI, Inc., a Minnesota corporation, and Commerce Leasing Corporation, a division of Commerce Financial Group, Inc., a Minnesota corporation.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Date: June 22, 2006.
	By	/s/ Mack V. Traynor, III

Mack V. Traynor, III
Its: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver and Amendment dated as of May 27, 2006 by and between HEI, Inc., a Minnesota corporation, and Commerce Bank, a Minnesota banking corporation.

10.2	Waiver and Amendment dated as of May 27, 2006 by and between HEI, Inc., a Minnesota corporation, and Commerce Financial Group, Inc., a Minnesota corporation.

10.3	Waiver dated as of May 27, 2006 by and between HEI, Inc., a Minnesota corporation, and Commerce Leasing Corporation, a division of Commerce Financial Group, Inc., a Minnesota corporation.

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